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                         SUPPLEMENT DATED MARCH 4, 1996
                              TO THE PROSPECTUS OF
                           FRANKLIN CASH RESERVES FUND
                          INSTITUTIONAL FIDUCIARY TRUST

The Expense Table included in the Prospectus for the Franklin Cash Reserves Fund (the "Fund") dated November 1, 1995, as supplemented November 13, 1995, and as may be further amended and supplemented from time-to-time, is substituted with the following restated figures.

EXPENSE TABLE

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the annual operating expenses of the Fund for the fiscal year ended June 30, 1995, restated to reflect an agreement by Advisers to waive its administration and management fees and to make certain payments to reduce expenses of the Fund to a maximum annual rate of
 .50%, including the Fund's proportionate share of the Portfolio's expenses, until at least June 30, 1997.

SHAREHOLDER TRANSACTION EXPENSES
Exchange Fee (per transaction)                                       $5.00*

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management and Administration Fees                                   0.14%**
12b-1 Fees                                                           0.20%***
Other Expenses of the Fund and the Portfolio                         0.16%
                                                                     -----
Total Fund Operating Expenses                                        0.50%
                                                                     =====

*5.00 fee imposed only on Timing Accounts as described under "Exchange Privilege." All other exchanges are processed without a fee.

**The investment manager voluntarily agreed to reduce its management fees and assume responsibility for payment of certain operating expenses in order to keep the Fund's aggregate maximum annual operating expenses to 0.50% of the Fund's average daily net assets for the current fiscal year. Without this reduction, administration and management fees would have been 0.40%. Total operating expenses, including the Fund's proportionate share of the Portfolio's expenses would have been 0.79% of the Fund's average net assets.

After June 30, 1997, the investment manager may terminate this agreement at any time.

***The Board of Trustees has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby the Fund may reimburse Distributors or others for promotion and distribution expenses up to 0.25% annually of the Fund's average daily net assets.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses that apply to a $1,000 investment in the Fund over various time periods assuming
(1) a 5% annual rate of return and (2) redemption at the end of each time period.

ONE YEAR             THREE YEARS        FIVE YEARS          TEN YEARS
$5                   $16                $28                 $63

THIS EXAMPLE IS BASED ON THE RESTATED AGGREGATE ANNUAL OPERATING EXPENSES SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. The Fund assumes a 5% annual return as required by federal securities regulations. The Fund's actual return may be more or less than 5%.

The preceding table summarizes the aggregate fees and expenses incurred by both the Fund and the Portfolio. The Board of Trustees of the Trust (the "Board") considered the aggregate fees and expenses to be paid by both the Fund and the Portfolio under the Fund's policy of investing all of its assets in shares of the Portfolio, and the fees and expenses the Fund would pay if it continued to invest directly in various types of money market instruments. This arrangement, whereby the Fund invests all of its assets in shares of the Portfolio, enables various institutional investors, including the Fund and other investment companies, to pool their assets, which may be expected to result in the achievement of a variety of operating economies. Accordingly, the Board concluded that the aggregate expenses of the Fund and the Portfolio were expected to be lower than the expenses that would be incurred by the Fund if it continued to invest directly in various types of money market instruments. Of course, there is no guarantee or assurance that asset growth and lower expenses will be recognized. Advisers, however, has agreed in advance to limit expenses so that in no event will you incur higher expenses than if the Fund continued to invest directly in various types of money market instruments.